UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2026

Core Molding Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
(Address of principal executive office)		(Zip Code)
Registrant’s telephone number, including area code: (614) 870-5000
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CMT	NYSE American LLC
Preferred Stock purchase rights, par value $0.01	N/A	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 – Entry into a Material Definitive Agreement
On February 10, 2026, Core Molding Technologies, Inc. (the “Company”) entered into a First Amendment to Credit Agreement (the “Amendment”) with The Huntington National Bank, as administrative agent, and the lenders party thereto. The Amendment was executed on February 10, 2026 and became effective as of December 31, 2025.

The Amendment modifies the Company’s existing Credit Agreement dated July 22, 2022, as previously amended. The Amendment does not constitute a refinancing, novation, or repayment of the existing secured obligations. Material Terms of the Amendment include (i) deleting he definition of “Consolidated Unfunded Capital Expenditures” and replacing it with Sustaining Capital Expenditures,” defined as capital expenditures used to maintain, repair, replace, or sustain existing production assets, subject to an aggregate cap of $10.0 million, (ii) modifying the Fixed Charge Coverage Ratio to revise the calculation by deducting (a) Sustaining Capital Expenditures, (b) Capital Distributions and other Restricted Payments actually made, and (c) net Consolidated Income Tax Expense paid in cash, from Consolidated EBITDA in the numerator, and (iii)limiting the aggregate operating lease rental payments for all Company entities to $5.0 million per fiscal year.

The Amendment also contains customary representations, warranties, reaffirmations of existing loan documents, conditions precedent, and releases in favor of the administrative agent and lenders.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Credit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

Date: February 17, 2026	By:	/s/ Alex J. Panda
	Name:	Alex J. Panda
	Title:	Executive Vice President, Treasurer, Secretary and Chief Financial Officer